SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2020

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, CT 06831

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 23, 2020, XPO Logistics, Inc. (the “Company”) announced that it intends to offer through a private placement senior notes due 2025 in an aggregate principal amount of $750 million (the “Notes”). The offering is subject to market and other conditions. The Company intends to use the net proceeds from the issuance of the Notes for general corporate purposes, which may include the repayment of amounts outstanding under our existing revolving credit facility, the repayment and/or redemption of our 6.50% Senior Notes due 2022 and/or the repayment of other existing indebtedness. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes will be offered to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in the Company’s filings with the SEC and the following: economic conditions generally; competition and pricing pressures; the Company’s ability to align its investments in capital assets, including equipment, service centers and warehouses, to its customers’ demands; the Company’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies ; the Company’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company’s substantial indebtedness; the Company’s ability to raise debt and equity capital; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; the Company’s ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; labor matters, including the Company’s ability to manage its subcontractors, and risks associated with labor disputes at the Company’s customers and efforts by labor organizations to organize its employees; risks associated with the Company’s self-insured claims; risks associated with defined benefit plans for the Company’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fuel price and fuel surcharge changes; issues related to the Company’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; the severity, magnitude, duration and after effects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; and natural disasters, public health crises (including COVID-19), terrorist attacks or similar incidents. All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
99.1	Press Release of XPO Logistics, Inc., dated April 23, 2020
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: April 23, 2020	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Senior Vice President, European Chief Legal Officer